UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2013

POINT CAPITAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-167386	90-0554260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

285 Grand Avenue, Building 5, Englewood, New Jersey	07631
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 408-5126

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure

On December 20, 2013, Point Capital, Inc. (the "Company") issued a letter to its stockholders updating them on the progress the Company has made executing its business plan, particularly the initial investments made by the Company. A copy of the Company's stockholders' letter is furnished as Exhibit 99.1 hereto.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in Exhibit 99.1hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K, including the information in Exhibit 99.1 hereto, shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1–	Letter to Shareholders of Point Capital, Inc. issued December 20, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 20, 2013

POINT CAPITAL, INC.

By:	/s/ Richard A. Brand
Name: Title:	Richard A. Brand Chief Executive Officer

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